                                                                    EXHIBIT 99.1

               Priceline.com Reports Pro Forma Earnings Per Share
                          Of $0.03 For 3rd Quarter 2001

     o     $302 MILLION IN REVENUES AND $50.4 MILLION IN GROSS PROFITS
     o     GAAP NET INCOME BEFORE PREFERRED STOCK DIVIDEND IS $5.0 MILLION
     o     16.7% GROSS MARGIN IS PRICELINE.COM RECORD
     o PRICELINE.COM CONSUMER FRANCHISE GROWS TO NEARLY 12 MILLION CUSTOMERS WITH RECORD 63% REPEAT BUSINESS

     NORWALK, Conn, November 1, 2001 . . . Priceline.com(R) (Nasdaq: PCLN) today reported pro forma net income for the 3rd quarter 2001 of $6.3 million, or $0.03 per diluted share. Revenues for the 3rd quarter 2001 were $302 million, which modestly exceeded the upper end of priceline.com's revised 3rd quarter guidance and compared to 3rd quarter 2000 revenues of $341 million. Pro forma EBITDA for the 3rd quarter 2001 was $8.4 million. In the 3rd quarter 2000, priceline.com had a pro forma net loss of $2.2 million, or $0.01 per share. Pro forma EBITDA and pro forma net income exclude option payroll taxes, amortization of stock-based compensation charges and a non-cash preferred stock dividend.

Priceline.com reported GAAP net income for the 3rd quarter 2001 before preferred stock dividend of $5.0 million and reported a GAAP net loss applicable to common stockholders for the 3rd quarter 2001 of $3.6 million, or $0.02 per share, compared to loss in the 3rd quarter 2000 of $199 million, or $1.19 per share. Priceline.com's gross profit for the 3rd quarter 2001 was $50.4 million, compared to a gross profit of $54.4 million in the 3rd quarter 2000. Priceline.com's 3rd quarter gross margin was a record 16.7%, compared to a gross margin of 15.9% in the 3rd quarter 2000.

Priceline.com reported continued growth of its long-term consumer franchise during the quarter. The Company sold a combined 3.0 million units of travel products during the quarter and added 927,000 new customers, bringing its total customer base to 11.8 million. Repeat business for the 3rd quarter 2001 (defined as the number of unique purchase offers coming from repeat customers divided by the number of total unique purchase offers) was a record 63 percent, compared to 51 percent in the 3rd quarter 2000 and 61 percent in the 2nd quarter 2001.

Priceline.com said that, while demand for travel products has substantially recovered following the September 11th terrorist attacks, unit sales and revenue from sales of travel products in the quarter trailed that demand because of refunds processed by priceline.com in the aftermath of the attacks and because of pressure from deep discounting of published retail prices instituted by airlines, hotel companies and rental car companies to spur near-term demand. The recovery of airline ticket sales in the weeks following the attacks also was slowed by disruptions in availability of inventory related to anticipated schedule changes.

"The rapid recovery of consumer demand for priceline.com's travel products is a tribute to the strength of our brand, the loyalty of our customers and the compelling value we offer to consumers," said priceline.com President and Chief Operating Officer Jeffery H. Boyd. "We are also pleased with the continuing strength of our hotel and rental car businesses. These non-air categories constituted 42 percent of our booked offers in the 3rd quarter 2001, compared to 28 percent a year ago. For the past two quarters, hotel and rental car unit sales have exceeded sales of airline tickets."

Priceline.com also said that its "look to book" ratio (a prevailing metric in the travel industry that measures the percentage of people who actually buy a product after visiting or contacting the travel company) compared favorably with other online travel companies for the quarter. Based on published 3rd quarter reports, priceline.com had a 12.8 percent "look to book" ratio, compared to 8.0 percent for Travelocity and 5.5 percent for Expedia.com.

"With our steadily growing customer base, a strong look-to-book ratio and record repeat business, priceline.com has developed a strong consumer franchise that positions us well for the future," said priceline.com Chairman and Chief Executive Officer Richard S. Braddock. "Our Name Your Own Price proposition is now a preferred way of purchasing for millions of loyal customers, who come back to priceline.com again and again for their travel and other purchases."

Mr. Braddock continued, "We are targeting 4th quarter revenues in the range of $215 million to $235 million, which reflects today's travel industry conditions as well as the usual seasonal weakness of our 4th quarter. However, this year we are managing the 4th quarter to a goal of pro forma break-even earnings per share. Results could range a penny or two on either side of that goal. This compares to 4th quarter 2000 revenues of $228 million and a pro forma net loss of $0.15 per diluted share. The improved earnings outlook is due to key operating efficiencies we've instituted over the past year as part of our turnaround plan. Despite current challenges in the travel sector, we believe priceline.com will continue to be one of e-commerce's winning companies for several reasons. We have seen a demand-driven recovery in our U.S. travel business, which has developed a strong, loyal consumer franchise. Further, priceline's scope has broadened to reduce its reliance on our air product, for example, through the continued strength of the hotel and rental car products and the progress achieved in building our mortgage business."

Significant 3rd quarter 2001 developments for priceline.com included:

      o CUSTOMER CARE FOLLOWING THE SEPTEMBER 11TH CRISIS. Immediately following the September 11th terrorist attacks, priceline.com assembled a crisis team to provide service and support to customers, implemented emergency change/cancellation policies and procedures, brought the Company's customer service operations up to emergency response levels, and trained customer service personnel to implement the new emergency policies.

      o A DEEPENING OF PRICELINE.COM'S STRATEGIC RELATIONSHIP WITH CHEUNG KONG (HOLDINGS) LIMITED AND HUTCHISON WHAMPOA LIMITED. In September 2001, Cheung Kong and Hutchison Whampoa purchased more than 7 million additional shares of priceline.com on the open market and raised their equity stake in the business to approximately 30 percent. Priceline.com's Board of Directors also approved a request from the two companies to give them the ability to increase their future ownership stake in priceline.com to 37.5 percent. In addition to being strategic investors in priceline.com's US business, Cheung Kong and Hutchison Whampoa are working with priceline.com on the introduction of a similar service for Asian markets.

      o EXPANSION OF PRICELINE.COM'S TRAVEL PRODUCTS. During the 3rd quarter 2001, priceline.com's hotel service expanded internationally to add hotel properties in Mexico and the Bahamas/Caribbean. The hotel service also began a beta test offering hotel rooms in 50 European cities and towns. As a result of these expansions, priceline.com's hotel service now includes over 7,000 hotel properties and sold 880,000 room nights in the 3rd quarter. Also during the quarter, priceline.com launched an online test for a cruise product. The cruise product is being managed for priceline.com by National Leisure Group. Priceline.com also began software development for its vacation package product, which is expected to launch in the first quarter of 2002.

      o ACQUISITION OF 49 PERCENT EQUITY STAKE IN PRICELINEMORTGAGE. Late in the 3rd quarter, priceline.com exercised its option to take an equity stake in PricelineMortgage. PricelineMortgage has been profitable since February 2001 and is expected to be accretive to priceline.com's financial results, beginning in the 4th quarter, but not financially material at this time. PricelineMortgage offers consumers unique advantages in obtaining a first mortgage or refinancing through its fast approvals (as little as 30 minutes), guaranteed closing costs, and float-down rate protection.

      o BROADENING OF KEY SUPPLIER RELATIONSHIPS. During the 3rd quarter, priceline.com expanded its strategic marketing relationship with Visa USA. To date, priceline.com has processed millions of Visa card payments for its customers. Under a new agreement, priceline.com will implement advertising on its Web site and will integrate the new Verified by Visa security system into the priceline.com Web site. Priceline.com has also executed multi-year preferred supplier agreements with several of its hotel and rental car partners.


ABOUT PRICELINE.COM

Priceline.com is the Name Your Own Pricesm Internet service that offers products for sale in four categories: a travel service that offers leisure airline tickets, hotel rooms and rental cars; a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee; an automotive service that offers new cars; and a telecommunications service that offers long distance calling services.

Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees. In these arrangements, priceline.com generally receives royalties for licensing its intellectual property. Priceline.com also holds securities carrying the right to purchase a significant equity stake in the licensees under certain conditions. Unless those rights are exercised, the results of licensee operations will not be included in priceline.com's financial statements.

                                       ###

For press information, contact:

Brian Ek  203-299-8167    (brian.ek@priceline.com)





INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of recent terrorist attacks, hostilities or other similar or related events; adverse changes in the Company's relationships with airlines and other product and service providers; systems-related failures and/or security breaches; the effects of increased competition; the Company's ability to protect its intellectual property rights; losses by the Company and its licensees; any adverse impact from negative publicity as a result of recent events and negative customer reaction to such publicity; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, please refer to the Company's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                           PRICELINE.COM INCORPORATED
                            CONDENSED BALANCE SHEETS
                            (IN THOUSANDS, UNAUDITED)


                                                                                            SEPTEMBER 30,    DECEMBER 31,
                                                                                                2001             2000
                                                                                            -------------    ------------
ASSETS
 Current assets:
       Cash and cash equivalents                                                            $    99,013      $    77,024
       Restricted cash                                                                            7,013           13,568
       Short-term investments                                                                    45,498           10,952
       Accounts receivable, net of allowance for doubtful accounts of
            $3,034 and $2,372 at September 30, 2001 and December 31, 2000, respectively          15,021           13,889
       Note receivable                                                                           10,000               --
       Prepaid expenses and other current assets                                                  9,431           15,790
                                                                                            -----------      -----------

            Total current assets                                                                185,976          131,223

 Property and equipment, net                                                                     33,137           37,083
 Related party receivable                                                                            11            3,503
 Warrants to purchase common stock of licensees                                                   3,250            3,250
 Other assets                                                                                    19,311           20,019
                                                                                            -----------      -----------

       Total assets                                                                         $   241,685      $   195,078
                                                                                            ===========      ===========


 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
       Accounts payable                                                                     $    34,931      $    40,691
       Accrued expenses                                                                          30,482           33,172
       Other current liabilities                                                                  4,943            5,434
                                                                                            -----------      -----------
            Total current liabilities                                                            70,356           79,297
       Accrued expenses                                                                           3,369            5,108
                                                                                            -----------      -----------
            Total liabilities                                                                    73,725           84,405
                                                                                            -----------      -----------

 MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK                                                  --          359,580
 MANDATORILY REDEEMABLE PREFERRED STOCK                                                          25,345               --

 Stockholders' equity/(deficiency)
       Common stock                                                                               1,832            1,454
       Treasury stock                                                                          (326,633)        (326,633)
       Additional paid-in capital                                                             2,013,974        1,618,956
       Deferred compensation                                                                     (3,539)         (13,053)
       Accumulated other comprehensive loss                                                          --           (1,156)
       Accumulated deficit                                                                   (1,543,019)      (1,528,475)
                                                                                            -----------      -----------
            Total stockholders' equity/(deficiency)                                             142,615         (248,907)
                                                                                            -----------      -----------

       Total liabilities and stockholders' equity                                           $   241,685      $   195,078
                                                                                            ===========      ===========

                           PRICELINE.COM INCORPORATED
                       CONDENSED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts, unaudited)


                                                        THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                    SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,   SEPTEMBER 30,
                                                   -----------------------------     -----------------------------
                                                        2001            2000              2001            2000
                                                   -----------------------------     -----------------------------
 Travel revenues                                   $   299,793      $   335,699      $   929,305      $   994,128
 Other revenues                                          2,196            5,635            7,144           13,099
                                                   -----------------------------     -----------------------------
      Total revenues                                   301,989          341,334          936,449        1,007,227

 Cost of travel revenues                               250,952          285,753          780,427          846,809
 Cost of other revenues                                    605            1,146            2,369            1,780
 Supplier warrant costs                                     --              381               --            1,143
                                                   -----------------------------     -----------------------------
      Total costs of revenues                          251,557          287,280          782,796          849,732
                                                   -----------------------------     -----------------------------

 Gross profit                                           50,432           54,054          153,653          157,495
                                                   -----------------------------     -----------------------------

 Operating expenses:
     Write off of WebHouse Warrant                          --          189,000               --          189,000
     Sales and marketing                                30,010           35,569           93,451          113,635
     General and administrative                          6,069           11,934           22,950           39,860
     Payroll tax on employee stock options                 297              349              687            8,763
     Stock based compensation                            1,015               --            9,312               --
     Systems and business development                   10,160           11,420           31,164           23,983
     Restructuring charge                                   --               --            1,400               --
     Severance charge                                       --               --            5,412               --
                                                   -----------------------------     -----------------------------

      Total operating expenses                          47,551          248,272          164,376          375,241
                                                   -----------------------------     -----------------------------

Operating income (loss)                                  2,881         (194,218)         (10,723)        (217,746)

Other income:
     Gain/(loss) on sale of equity investments              --               32             (946)              32
     Income from priceline Mortgage                         34               --               34               --
     Interest income                                     2,062            2,264            5,654            7,704
                                                   -----------------------------     -----------------------------
     Total other income                                  2,096            2,296            4,742            7,736
                                                   -----------------------------     -----------------------------

 Net income (loss )                                      4,977         (191,922)          (5,981)        (210,010)
 Preferred stock dividend                               (8,563)          (7,191)          (8,563)         (14,382)
                                                   -----------------------------     -----------------------------

Net loss applicable to common stockholders         $    (3,586)     $  (199,113)     $   (14,544)     $  (224,392)
                                                   =============================     =============================

Net loss applicable to common stockholders per
  basic common share                               $     (0.02)     $     (1.19)     $     (0.07)     $     (1.35)
                                                   =============================     =============================

Weighted average number of basic common shares
  outstanding                                          216,132          167,059          198,921          166,389
                                                   =============================     =============================

                           PRICELINE.COM INCORPORATED
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                       CONDENSED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)


                                                          THREE MONTHS ENDED SEPTEMBER 30, 2001
                                                       ------------------------------------------
                                                                      PRO FORMA
                                                        REPORTED     ADJUSTMENTS        PRO FORMA
                                                       ---------     -----------        ---------

        Travel revenues                                $ 299,793                        $ 299,793
        Other revenues                                     2,196                            2,196
                                                       ---------      ---------         ---------
             Total revenues                              301,989                          301,989

        Cost of travel revenues                          250,952                          250,952
        Cost of other revenues                               605                              605
        Supplier warrant costs                                --                               --
                                                       ---------      ---------         ---------
             Total costs of revenues                     251,557                          251,557
                                                       ---------      ---------         ---------

        Gross profit                                      50,432                           50,432
                                                       ---------      ---------         ---------

        Operating expenses:
             Sales and marketing                          30,010                           30,010
             General and administrative                    6,069                            6,069
             Payroll tax on employee stock options           297           (297)(a)            --
             Stock based compensation                      1,015         (1,015)(b)            --
             Systems and business development             10,160                           10,160
                                                       ---------      ---------         ---------

             Total operating expenses                     47,551         (1,312)           46,239
                                                       ---------      ---------         ---------

        Operating income                                   2,881          1,312             4,193

        Other income:
             Income from priceline Mortgage                   34                               34
             Interest income                               2,062                            2,062
                                                       ---------      ---------         ---------
             Total other income                            2,096                            2,096
                                                       ---------      ---------         ---------

         Net income                                        4,977          1,312             6,289
         Preferred stock dividend                         (8,563)         8,563 (c)            --
                                                       ---------      ---------         ---------

        Net loss applicable to common stockholders     $  (3,586)     $   9,875         $   6,289
                                                       =========      =========         =========

        Net loss applicable to common stockholders
          per basic common share                       $   (0.02)            --         $    0.03
                                                       =========      =========         =========

        Weighted average number of basic common
          shares outstanding                             216,132         20,035           236,167
                                                       =========      =========         =========

----------

(a) Employer payroll taxes on employee exercises of non-qualified stock options.
(b)   Non-cash amortization of stock based compensation expense.
(c)   Non-cash preferred stock dividend.


         PRICELINE.COM  - 2001 THIRD QUARTER FINANCIAL DATA SUPPLEMENT                                               [GRAPHIC]

         ---------------------------------------------------------------------------------------------------------------------------

                                                                                                                    PAGE NUMBER

                   PRICELINE.COM FINANCIALS

                         Pro Forma Condensed Statements of Operations                                                    1

                         Condensed Balance Sheets                                                                        2



                   OFFER AND CUSTOMER ACTIVITY                                                                           3

                   PRODUCT DETAIL

                         Air                                                                                             4

                         Hotels                                                                                          5

                         Rental Cars                                                                                     6













THIS SUPPLEMENT IS UNAUDITED AND INTENDED AS A SUPPLEMENT TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE COMPANY'S AUDITED
FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SEC ON FORM 10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SEC ON
FORM 10-Q. CERTAIN DATA HAVE BEEN RECLASSIFIED IN ORDER TO CONFORM HISTORICAL INFORMATION IN A MANNER CONSISTENT WITH CURRENT
PRESENTATION AND HAS NOT BEEN AUDITED IN THIS FORM. CERTAIN PRESENTATIONS WITHIN THIS SUPPLEMENT ARE NOT CONSISTENT WITH GENERALLY
ACCEPTED ACCOUNTING PRINCIPLES.

------------------------------------------------------------------------------------------------------------------------------------


PRICELINE.COM INC.
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
In thousands, except per share amounts
(UNAUDITED)


INCOME STATEMENT ANALYSIS                    1Q00         2Q00         3Q00         4Q00         1Q01         2Q01         3Q01
-------------------------                 ---------    ---------    ---------    ---------    ---------    ---------    ---------
Travel revenues                           $ 311,607    $ 346,822    $ 335,699    $ 223,032    $ 267,020    $ 362,492    $ 299,793
Other revenues                                2,191        5,273        5,635        5,137        2,684        2,264        2,196
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
     Total revenues                         313,798      352,095      341,334      228,169      269,704      364,756      301,989

Cost of travel revenues                     264,670      296,386      285,753      191,973      225,496      303,979      250,952
Cost of other revenues                          101          533        1,146        1,141        1,093          671          605
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
     Total costs of revenues                264,771      296,919      286,899      193,114      226,589      304,650      251,557
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------

                       Gross profit       $  49,027    $  55,176    $  54,435    $  35,055    $  43,115    $  60,106    $  50,432
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------

Operating expenses:
  Advertising                                20,339       13,826       14,175       18,865       16,189       13,701        9,600
  Sales and marketing                        20,110       23,791       21,394       15,633       14,434       19,117       20,410
  General and administrative                 12,704       15,222       11,934       12,334        9,404        7,477        6,069
  Systems and business development            5,868        6,695       11,420       15,209       11,112        9,892       10,160
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------

  Total operating expenses                $  59,021    $  59,534    $  58,923    $  62,041    $  51,139    $  50,187    $  46,239

Operating income (loss)                   ($  9,994)   ($  4,358)   ($  4,488)   ($ 26,986)   ($  8,024)   $   9,919    $   4,193

Income from priceline Mortgage                   --           --           --           --           --           --           34
Interest income                               2,715        2,725        2,264        1,983        1,776        1,816        2,062
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------

Pro forma net income (loss)               ($  7,279)   ($  1,633)   ($  2,224)   ($ 25,003)   ($  6,248)   $  11,735    $   6,289
                                          =========    =========    =========    =========    =========    =========    =========

Pro forma net income (loss) per
  basic share                             ($   0.04)   ($   0.01)   ($   0.01)   ($   0.15)   ($   0.03)   $    0.06    $    0.03
                                          =========    =========    =========    =========    =========    =========    =========

Pro forma net income (loss) per
  diluted share                           ($   0.04)   ($   0.01)   ($   0.01)   ($   0.15)   ($   0.03)   $    0.05    $    0.03
                                          =========    =========    =========    =========    =========    =========    =========

     Recurring supplier warrant costs          (381)        (381)        (381)        (381)           0            0            0
     One-time supplier warrant costs              0            0            0       (8,595)           0            0            0
     Severance charge                             0            0            0            0            0       (5,412)           0
     Special charge                               0            0            0      (34,824)           0            0            0
     Restructuring charge                         0            0            0      (32,006)      (1,400)           0            0
     Stock based compensation                     0            0            0       (1,711)      (5,157)      (3,140)      (1,015)
     Option payroll taxes                    (5,907)      (2,507)        (349)         (25)         (23)        (367)        (297)
     Preferred stock dividend                     0       (7,191)      (7,191)           0            0            0       (8,563)
     WebHouse club warrants                       0            0     (189,000)           0            0            0            0
     Gain/(loss) on sale of stock                 0            0           32       (2,590)        (946)           0            0
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------

Net income (loss)                         ($ 13,567)   ($ 11,712)   ($199,113)   ($105,135)   ($ 13,774)   $   2,816    ($  3,586)
                                          =========    =========    =========    =========    =========    =========    =========

Net income (loss) applicable to common
  stockholders per basic common share     ($   0.08)   ($   0.07)   ($   1.19)   ($   0.62)   ($   0.07)   $    0.01    ($   0.02)
                                          =========    =========    =========    =========    =========    =========    =========

Net income (loss) applicable to common
  stockholders per diluted common share   ($   0.08)   ($   0.07)   ($   1.19)   ($   0.62)   ($   0.07)   $    0.01    ($   0.02)
                                          =========    =========    =========    =========    =========    =========    =========

Weighted average common shares:
     Basic                                  166,467      165,399      167,059      168,662      188,589      196,581      216,132
     Diluted                                    n/a          n/a          n/a          n/a          n/a      220,021      236,167
Common shares outstanding, end of period    170,162      166,549      167,806      168,898      200,843      209,496      223,582

---------------------------------------------------    ---------    ---------    ---------    ---------    ---------    ---------

GROSS MARGIN                                   15.6%        15.7%        15.9%        15.4%        16.0%        16.5%        16.7%


                                                3Q01 VS.         9 MOS.            9 MOS.    9 MOS. 2001 VS.
INCOME STATEMENT ANALYSIS                         3Q00            2001              2000       9 MOS. 2000
-------------------------                      ----------     -----------       -----------    -----------
Travel revenues                                    -11%       $   929,305       $   994,128        -7%
Other revenues                                     -61%             7,144            13,099       -45%
                                                              -----------       -----------
     Total revenues                                -12%           936,449         1,007,227        -7%

Cost of travel revenues                            -12%           780,427           846,809        -8%
Cost of other revenues                             -47%             2,369             1,780        33%
                                                              -----------       -----------
     Total costs of revenues                       -12%           782,796           848,589        -8%
                                                              -----------       -----------

                       Gross profit                 -7%           153,653           158,638        -3%
                                                              -----------       -----------

Operating expenses:
  Advertising                                      -32%            39,490            48,340       -18%
  Sales and marketing                               -5%            53,961            65,295       -17%
  General and administrative                       -49%            22,950            39,860       -42%
  Systems and business development                 -11%            31,164            23,983        30%
                                                              -----------       -----------

  Total operating expenses                         -22%       $   147,565       $   177,478       -17%

Operating income (loss)                           -193%       $     6,088       ($   18,840)     -132%

Income from priceline Mortgage                      --                 34                 0        --
Interest income                                     -9%             5,654             7,704       -27%
                                                              -----------       -----------

Pro forma net income (loss)                       -383%       $    11,776       ($   11,136)     -206%
                                                              ===========       ===========

Pro forma net income (loss) per
  basic share                                     -319%       $      0.06       ($     0.07)     -188%
                                                              ===========       ===========

Pro forma net income (loss) per
  diluted share                                   -300%       $      0.05       ($     0.07)     -182%
                                                              ===========       ===========

     Recurring supplier warrant costs             -100%                 0            (1,143)     -100%
     One-time supplier warrant costs                --                  0                 0        --
     Severance charge                               --             (5,412)                0        --
     Special charge                                 --                  0                 0        --
     Restructuring charge                           --             (1,400)                0        --
     Stock based compensation                       --             (9,312)                0        --
     Option payroll taxes                          -15%              (687)           (8,763)      -92%
     Preferred stock dividend                       19%            (8,563)          (14,382)      -40%
     WebHouse club warrants                       -100%                 0          (189,000)     -100%
     Gain/(loss) on sale of stock                 -100%              (946)               32     -3056%
                                                              -----------       -----------

Net income (loss)                                  -98%       ($   14,544)      ($  224,392)      -94%
                                                              ===========       ===========

Net income (loss) applicable to common
  stockholders per basic common share              -99%       ($     0.07)      ($     1.35)      -95%
                                                              ===========       ===========

Net income (loss) applicable to common
  stockholders per diluted common share            -99%       ($     0.07)      ($     1.35)      -95%
                                                              ===========       ===========

Weighted average common shares:
     Basic                                          29%           198,921           166,389        20%
     Diluted                                        n/a           214,155               n/a       n/a
Common shares outstanding, end of period            33%           223,582           167,806        33%

-------------------------------------------------------       -----------       -----------     ------

GROSS MARGIN                                                         16.4%             15.7%


PRICELINE.COM INC.
----------------------------------------------------------------------------------------------------------------------------
CONDENSED BALANCE SHEETS

In thousands

(UNAUDITED)

                                                          3/31/00          6/30/00          9/30/00         12/31/00
                                                        -----------      -----------      -----------      -----------
ASSETS

CURRENT ASSETS:
      Cash and cash equivalents                         $   118,528      $    86,875      $    92,751      $    77,024
      Restricted cash                                         7,327            8,559           11,750           13,568
      Short-term investments                                 23,625           43,273           26,122           10,952
      Accounts receivable, net of allowance for
        doubtful accounts                                    52,751           38,993           24,199           13,889
      Related party receivable                                  108            3,771            5,532               --
      Note receivable                                            --               --               --               --
      Prepaid expenses and other current assets              15,782           27,182           20,755           15,790
                                                        -----------      -----------      -----------      -----------

           Total current assets                             218,121          208,653          181,109          131,223


PROPERTY AND EQUIPMENT, net                                  37,130           41,592           46,257           37,083
RELATED PARTY RECEIVABLE                                     13,404           15,789           15,089            3,503
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES              189,000          192,250            3,250            3,250
OTHER ASSETS                                                 25,062           34,554           39,868           20,019
                                                        -----------      -----------      -----------      -----------

      TOTAL ASSETS                                      $   482,717      $   492,838      $   285,573      $   195,078
                                                        ===========      ===========      ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                  $    59,411      $    73,292      $    59,447      $    40,691
      Preferred stock dividends payable                          --            7,191           14,382               --
      Accrued expenses                                       13,766           15,998           17,324           33,172
      Other current liabilities                               4,280            4,454            3,739            5,434
                                                        -----------      -----------      -----------      -----------
           Total current liabilities                         77,457          100,935           94,892           79,297

      Accrued expenses                                           --               --               --            5,108
                                                        -----------      -----------      -----------      -----------
           Total liabilities                                 77,457          100,935           94,892           84,405
                                                        -----------      -----------      -----------      -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK               --          359,580          359,580          359,580
MANDATORILY REDEEMABLE  PREFERRED STOCK                          --               --               --               --
                                                        -----------      -----------      -----------      -----------

STOCKHOLDERS' EQUITY/(DEFICIENCY):
      Common stock                                            1,361            1,380            1,390            1,454
      Treasury stock                                             --         (359,580)        (359,580)        (326,633)
      Additional paid-in capital                          1,591,880        1,593,961        1,595,228        1,618,956
      Deferred compensation                                      --               --               --          (13,053)
      Accumulated other comprehensive income (loss)           5,969            2,224           (1,162)          (1,156)
      Accumulated deficit                                (1,193,950)      (1,205,662)      (1,404,775)      (1,528,475)
                                                        -----------      -----------      -----------      -----------
           Total stockholders' equity/(deficiency)          405,260           32,323         (168,899)        (248,907)
                                                        -----------      -----------      -----------      -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $   482,717      $   492,838      $   285,573      $   195,078
                                                        ===========      ===========      ===========      ===========


                                                          3/31/01          6/30/01          9/30/01
                                                        -----------      -----------      -----------
ASSETS

CURRENT ASSETS:
      Cash and cash equivalents                         $    98,698      $   124,284      $    99,013
      Restricted cash                                        17,514           11,015            7,013
      Short-term investments                                 26,394           30,433           45,498
      Accounts receivable, net of allowance for
        doubtful accounts                                    20,706           25,839           15,021
      Related party receivable                                   --               --               --
      Note receivable                                            --            8,500           10,000
      Prepaid expenses and other current assets              15,187           10,908            9,431
                                                        -----------      -----------      -----------

           Total current assets                             178,499          210,979          185,976


PROPERTY AND EQUIPMENT, net                                  35,861           34,870           33,137
RELATED PARTY RECEIVABLE                                      3,183               41               11
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                3,250            3,250            3,250
OTHER ASSETS                                                 19,769           19,521           19,311
                                                        -----------      -----------      -----------

      TOTAL ASSETS                                      $   240,562      $   268,661      $   241,685
                                                        ===========      ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                  $    51,377      $    69,531      $    34,931
      Preferred stock dividends payable                          --               --               --
      Accrued expenses                                       26,630           32,210           30,482
      Other current liabilities                               4,978            5,161            4,943
                                                        -----------      -----------      -----------
           Total current liabilities                         82,985          106,902           70,356

      Accrued expenses                                        4,747            3,789            3,369
                                                        -----------      -----------      -----------
           Total liabilities                                 87,732          110,691           73,725
                                                        -----------      -----------      -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK               --               --               --
MANDATORILY REDEEMABLE  PREFERRED STOCK                      80,000           55,032           25,345
                                                        -----------      -----------      -----------

STOCKHOLDERS' EQUITY/(DEFICIENCY):
      Common stock                                            1,650            1,720            1,832
      Treasury stock                                       (326,633)        (326,633)        (326,633)
      Additional paid-in capital                          1,948,533        1,971,588        2,013,974
      Deferred compensation                                  (8,471)          (4,304)          (3,539)
      Accumulated other comprehensive income (loss)              --               --               --
      Accumulated deficit                                (1,542,249)      (1,539,433)      (1,543,019)
                                                        -----------      -----------      -----------
           Total stockholders' equity/(deficiency)           72,830          102,938          142,615
                                                        -----------      -----------      -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $   240,562      $   268,661      $   241,685
                                                        ===========      ===========      ===========


PRICELINE.COM INC.
------------------------------------------------------------------------------------------------------------------------------------
OFFER AND CUSTOMER ACTIVITY

                                                                                                                            3Q01 VS.
UNIQUE OFFERS:                    1Q00          2Q00         3Q00           4Q00         1Q01          2Q01        3Q01       3Q00
--------------                 ----------    ---------     ---------     ---------    ----------   ----------   ---------- ---------

New Customer Offers            1,504,685     1,509,416     1,344,025       883,862       891,490    1,025,041      927,338    -31%
Repeat Customer Offers           833,388       964,350     1,417,840     1,057,738     1,217,217    1,620,157    1,559,727     10%
        Total Unique Offers    2,338,073     2,473,766     2,761,865     1,941,600     2,108,707    2,645,198    2,487,065    -10%

Repeat customer offers/             35.6%         39.0%         51.3%         54.5%         57.7%        61.2%        62.7%
     total unique offers

CUSTOMERS
---------
New Customers                  1,504,685     1,509,416     1,344,025       883,862       891,490    1,025,041      927,338    -31%

Cumulative Customers           5,257,357     6,766,773     8,110,798     8,994,660     9,886,150   10,911,191   11,838,529     46%


PRICELINE.COM INC.
-------------------------------------------------------------------------------------------------------------------------------
AIR

                                                                                                                      3Q01 VS.
                       1Q00         2Q00          3Q00          4Q00          1Q01          2Q01          3Q01          3Q00
                    ----------   -----------   -----------   -----------   -----------   -----------   -----------   ----------

Tickets Sold         1,250,416     1,288,592     1,290,096       809,327     1,075,555     1,435,936     1,183,981      -8%

Net Unique Offers    1,820,918     1,753,273     1,756,236     1,242,967     1,392,747     1,683,661     1,445,575     -18%
Offers Booked          801,204       869,408       886,135       590,088       709,576       963,167       779,319     -12%
Bind Rate                 44.0%         49.6%         50.5%         47.5%         50.9%         57.2%         53.9%


BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

AIR PRODUCT WAS LAUNCHED ON APRIL 6, 1998


PRICELINE.COM INC.
-------------------------------------------------------------------------------------------------------------------
HOTELS

                                                                                                           3Q01 VS.
                     1Q00        2Q00        3Q00        4Q00         1Q01        2Q01        3Q01          3Q00
                   ---------   ---------   ---------   ---------   ----------  ----------  ----------     ---------

Room Nights Sold     409,514     432,463     526,450     367,372     432,884     680,604     879,922          67%

Net Unique Offers    383,708     431,249     511,396     319,501     351,952     516,816     647,446          27%
Offers Booked        180,343     195,517     244,655     176,712     188,278     311,121     394,807          61%
Bind Rate               47.0%       45.3%       47.8%       55.3%       53.5%       60.2%       61.0%

BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

HOTEL PRODUCT WAS LAUNCHED ON OCTOBER 28, 1998


PRICELINE.COM INC.
-------------------------------------------------------------------------------------------------------------------
RENTAL CARS

                                                                                                           3Q01 VS.
                     1Q00        2Q00        3Q00        4Q00         1Q01        2Q01        3Q01          3Q00
                   ---------   ---------   ---------   ---------   ----------  ----------  ----------     ---------

Days Sold            229,998     429,622     579,866     522,242     607,336     922,545     895,601          54%

Net Unique Offers     90,639     175,878     217,760     207,436     229,581     325,235     313,389          44%
Offers Booked         37,706      70,351     107,058      93,757     105,970     162,053     160,603          50%
Bind Rate               41.6%       40.0%       49.2%       45.2%       46.2%       49.8%       51.2%

BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

RENTAL CAR PRODUCT WAS LAUNCHED ON FEBRUARY 3, 2000